Exhibit 10(r)
FIFTH AMENDMENT TO CREDIT AGREEMENT
          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of September 27, 2006 (this “Amendment”), is among KEITHLEY INSTRUMENTS, INC., an Ohio corporation (the “Company”), Subsidiary Borrowers (referred to below and collectively with the Company, the “Borrowers”), the Lender (as referred to below) and JPMORGAN CHASE BANK, N.A., a national banking association, successor by merger with Bank One, NA, (Main Office Columbus), as Agent for the Lender (in such capacity the “Agent”).
RECITALS
          A. The Company, certain Subsidiary Borrowers party thereto, the Lender party thereto and Agent are parties to a Credit Agreement, dated as of March 30, 2001, as amended by a First Amendment to Credit Agreement dated as of August 1, 2002, as amended by a Second Amendment to Credit Agreement dated as of March 28, 2003, as amended by a Third Amendment to Credit Agreement dated as of March 30, 2004 and as amended by a Fourth Amendment to Credit Agreement dated as of March 30, 2005 (as now and hereafter amended, the “Credit Agreement”), pursuant to which the Lender agreed, subject to the terms and conditions thereof, to extend credit to the Borrowers.
          B. The Borrowers desire to amend the Credit Agreement and the Agent and the Lender are willing to do so strictly in accordance with the terms hereof.
TERMS
          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:
1. ARTICLE 1.
AMENDMENTS
          Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:
     1.1 Section 6.16.2 shall be amended and restated to read as follows:
            6.16.2. EBDA minus Distributions and Liquid Assets. In the event the amount of EBDA minus Distributions is a negative number, the Company will not permit (i) EBDA minus Distributions plus non-recurring expenses plus non-cash compensation expense, calculated in accordance with Agreement Accounting Principles as of the last day of each fiscal quarter for the four consecutive fiscal quarters then ending, to exceed 10% of Consolidated Liquid Assets, and (ii) EBDA minus Distributions plus non-recurring expenses plus non-cash compensation expense, calculated in accordance with Agreement Accounting Principles as of the last day of each fiscal quarter for the fiscal quarter then ending and annualized, to exceed 15% of Consolidated Liquid Assets. In the event the amount of EBDA minus Distributions is a positive number, this covenant will be inapplicable.

ARTICLE 2.
REPRESENTATIONS
          Each Borrower represents and warrants to the Agent and the Lender that:
     2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.
     2.2 This Amendment is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof.
     2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article V of the Credit Agreement are true on and as of September 27, 2006 with the same force and effect as if made on and as of September 27, 2006.
     2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.
3. ARTICLE 3.
CONDITIONS OF EFFECTIVENESS
          This Amendment shall not become effective until each of the following has been satisfied:
     3.1 This Amendment shall be signed by each Borrower, the Agent and the Lender.
4. ARTICLE 4.
MISCELLANEOUS.
     4.1 References in the Credit Agreement or in any note, certificate, instrument or other document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.
     4.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.
     4.3 Each Borrower acknowledges and agrees that the Agent and the Lender have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent and the Lender are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. Each Borrower represents and warrants that it is not aware of any claims or causes of action against the Agent or any Lender, any participant lender or any of their successors or assigns.
     4.4 Except as expressly amended hereby, each Borrower agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.
          IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of September 27, 2006.

KEITHLEY INSTRUMENTS, INC.

By:	/s/ Mark J. Plush

Its:	Vice President and Chief Financial Officer

KEITHLEY INSTRUMENTS GmbH

By:	/s/ Mark J. Plush

Its:	Managing Director

KEITHLEY INSTRUMENTS SARL

By:	/s/ Mark J. Plush

Its:	Managing Director

KEITHLEY INSTRUMENTS LTD.

By:	/s/ Mark J. Plush

Its:	Managing Director

KEITHLEY INSTRUMENTS SRL

By:	/s/ Mark J. Plush

Its:	Managing Director

KEITHLEY INSTRUMENTS BV

By:	/s/ Mark J. Plush

Its:	Director

KEITHLEY INSTRUMENTS SA

By:	/s/Mark J. Plush

Its:	Managing Director

KEITHLEY INSTRUMENTS KK

By:	/s/Mark J. Plush

Its:	Managing Director

KEITHLEY INSTRUMENTS INTERNATIONAL CORP.

By:	/s/Mark J. Plush

Its:	Director / Secretary Treasurer

JPMORGAN CHASE BANK, N.A., successor by merger with Bank One, NA (Main Office Columbus), as Agent, LC Issuer and Lender

By:	/s/ Henry W. Centa

Its:	Senior Vice President